UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2017

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way, Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 11, 2017, Zoetis Inc. (the “Company”) held its Annual Meeting of Shareholders at the Hilton Short Hills located at 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2017 (the “Proxy Statement”). There were 436,986,612 shares of common stock present at the Annual Meeting in person or by proxy, which represented 88.9% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 17, 2017 (the “Record Date”).
The shareholders of the Company voted on the following proposals at the Annual Meeting:
1. To elect three directors, all of whom are currently serving on the Company’s Board of Directors, each to serve until the 2020 Annual Meeting of Shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.
2. A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.
3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory Norden	416,904,207	1,835,534	918,470	17,328,401
Louise M. Parent	416,844,997	1,895,770	917,444	17,328,401
Robert W. Scully	414,873,557	3,862,057	922,087	17,328,401
Each of the three nominees for director was elected to serve until the 2020 Annual Meeting of Shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
409,234,395	9,974,555	448,616	17,329,046
The shareholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
435,725,389	1,064,974	196,249	—
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Item 7.01. Regulation FD Disclosure.
On May 11, 2017, the Company declared a dividend of $0.105 per share for the third quarter of 2017. The dividend will be paid on September 1, 2017, to all holders of record of the Company's common stock as of the close of business on June 15, 2017.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1     Press Release issued on May 11, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: May 11, 2017

INDEX OF EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued on May 11, 2017.